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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 1, 2002




                               CCF HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)




          Georgia                                   58-2173616
(State or Other Jurisdiction              (I.R.S. Employer Identification No.)
of Incorporation)

                              101 North Main Street
                               Jonesboro, Georgia                30236
                    (Address of principal executive offices)   (Zip Code)





                                 (770) 478-8881
              (Registrant's telephone number, including area code)




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Item 5 - Other Events.

         On February 1, 2002, CCF Holding Company (the "Company") completed the sale, through its subsidiary, CCF Capital Trust I, of $4,000,000 of floating rate trust preferred securities (the "Capital Securities") with a maturity date of March 31, 2032 and a liquidation value of $50,000 per Capital Security. Interest on the Capital Securities is to be paid on the last business day of each March, June, September, and December. The interest rate is reset quarterly at a rate equal to the prime rate of interest as announced in the Money Rates section of the Eastern Edition of The Wall Street Journal plus 75 basis points. CCF Holding Company intends to use the proceeds from this offering to reduce its debt and for general corporate purposes, including providing capital to its subsidiary, Heritage Bank.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)    Exhibits.
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                 99.1   Press Release dated February 4, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          CCF HOLDING COMPANY

                                          By:  /s/ David B. Turner
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                                               David B. Turner,
                                               Chief Executive Officer
Dated:  February 4, 2002



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